Docket  No.: T    38


                                   ASSIGNMENT
                                   ----------

Whereas Americare Biologicals, Inc., a Florida company located and doing business at Miami, Florida, has adopted and used in its business the following trademark filed in the United States Patent and Trademark Office:

                Serial  No.          Mark                  Filed
                ------------------------------------------------
                75/106,456          ANA-SAL         May 20, 1996

and whereas Americare Health Scan, Inc. and Americare International Diagnostics, Inc., Florida corporations located and doing business at Miami, Florida, are desirous of acquiring said mark:


NOW, THEREFORE, in consideration of a duly executed contract between said three corporations and other good and valuable consideration, the receipt of which is hereby acknowledged, said Americare Biologicals, Inc., does sell, assign, transfer, and set over unto said Americare Health Scan, Inc. and Americare International Diagnostics, Inc., the entire right, title, and interest in, to and under said trademark application and that part of the goodwill of the business connected with the use of and symbolized by the mark.



                                  By:  /s/  Joseph  P.  D'Angelo
                                     ---------------------------------
                                     Joseph  P.  D'Angelo


Date:  16  June  97
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